STONEBRIDGE FUNDS TRUST


               SUPPLEMENT DATED DECEMBER 13, 2000
                 TO THE MARCH 1, 2000 PROSPECTUS

      This supplement provides new information beyond that
                contained in the prospectus, and
       should be read in conjunction with such prospectus.

The fourth paragraph on page 10 of the prospectus under the heading "Investment Adviser" is deleted in its entirety and the following language is inserted:

     "The Adviser is owned by seven of its employees. Charles E. Woodhouse, Vice President of the Trust and Managing Director of the Adviser, has been primarily responsible for the day-to-day management of the Aggressive Fund and its predecessor since July 1998 and of the Growth Funds since July 31, 2000. The Adviser's practice is for all investment decisions to be discussed by its Investment Committee."